Earnings Call Presentation 3rd Quarter Fiscal 2018 ADVANCING INNOVATION TO SOLVE GLOBAL CHALLENGES EXHIBIT 99.2

Safe-Harbor Statement This presentation contains forward-looking statements that are subject to risks and uncertainties and which reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, financial results and planned financing. You can find a discussion of many of these risks and uncertainties in the annual, quarterly and current reports that the Company files with the Securities and Exchange Commission. Investors should understand that a number of factors could cause future economic and industry conditions, and the Company’s actual financial condition and results of operations, to differ materially from management’s beliefs expressed in the forward-looking statements contained in this presentation. These factors include those outlined in the “Risk Factors” section of the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission, and investors are urged to review these factors when considering the forward-looking statements contained in this presentation. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For full financial statement information, please see the Company’s earnings release dated June 28th, 2018.

Third Quarter Highlights Revenue increased 12% Irrigation segment increased 7% Infrastructure segment increased 31% Gross profit increased 12% Adjusted operating income* increased 51% Adjusted diluted EPS* increased 63%, from $1.02 in fiscal 2017 to $1.66 in fiscal 2018 Divestiture plans announced Pump and filtration businesses Company-owned irrigation dealership Announced plan to close an infrastructure manufacturing facility *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation.

Third Quarter and YTD Financial Summary *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation.

Irrigation Segment Total Irrigation revenues increased 7% to $128.4 million North America revenues increased 11% to $87.4 million Increase in irrigation system unit volume Higher average selling prices International revenues decreased 1% to $41.0 million Higher project activity in developing markets Lower activity levels in Brazil Adjusted operating income* increased 9% to $18.1 million North America sales volume increase $2.5 million recovery in previously reserved accounts receivable Higher freight costs in the U.S. due to a trucking shortage Lower margin mix from international project orders FY17 revenue reclassified to include Canada in North America *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation.

Infrastructure Segment Revenue increased 31% to $41.2 million Delivery of a significant portion of two large Road Zipper System® orders Alex Fraser Bridge Japan Adjusted operating income* increased 80% to $14.4 million Improved margin mix due to higher Road Zipper revenue Improved operating cost leverage Initiated production for the Richmond-San Rafael Bridge order Expected to begin delivery in Q1 2019 *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation.

Foundation for Growth Initiative – 2020 Objectives 11% to 12% operating margin Shareholder value creation Fully leverage the global organization Viewed by customers as the innovation leader in core markets Highly engaged employees One common culture and identity Financial performance External perception Culture and health © 2018 Lindsay Corporation

Foundation for Growth Workstreams Strategic choices 6 Culture change & operating model 5 Culture assessment, aligning behaviors to strategy, improving global work processes Set strategic direction, portfolio assessment Commercial 1 Manufacturing 3 Sourcing 2 G&A Expense 4 Create value through channel optimization Center-led global strategic sourcing Productivity improvement opportunities, network optimization Integrate and leverage back-office activities Margin improvement Cost Strategy and Culture

Summary Balance Sheet *The net working capital amount at May 31, 2018 includes $27.4 million of net assets held-for-sale which were previously classified as noncurrent.

Summary of Cash Flows

Attractive Long-Term Market Drivers Water Conservation Alternative Fuels Increase Yields Improve Road Safety Population Growth Advancing Technology

Current Market Factors Commodity prices stabilized but expected to remain flat given high carryover stock levels USDA average corn prices $3.30 - $4.30 per bushel Net Farm Income projected to be $59.5 billion a 7% decrease from estimated 2017 EPA issued 2018 ethanol production target levels to be consistent with 2017 Increased tax incentives provide additional support for capital investment Irrigation project markets continue to be active but timing remains variable Five-year $305 billion U.S. highway bill enacted in December 2015 provides stability but does not increase funding levels American Road & Transportation Builders Association forecasts U.S. transportation construction spending to increase modestly in 2018 States are in the process of adopting new MASH testing standards for road safety products, with some adopting ahead of the dates required for federal reimbursement Road Zipper System gaining interest globally as a solution to traffic congestion and air quality Irrigation Infrastructure

Capital Allocation – A Balanced Approach Targeted cash balance of $60-75 million, including international accounts To support cyclical and seasonal fluctuations in working capital and projected capital expenditures $115 million in Senior Notes maturing on 2/19/30 at annual interest rate of 3.82% The Company’s prioritization for cash use: Organic growth initiatives Capital expenditures - expected to be $8-10 million in fiscal 2018 Annual increases in dividends Synergistic acquisitions that leverage core capabilities Excess cash invested in opportunistic share repurchases (1) Includes marketable securities that were not included in the cash and cash equivalents balance on 8/31/07. (2) Other includes debt repayments, net cash sources/uses from note receivables, net investment hedges, stock compensation and related tax benefits. ALLOCATION PLAN ALLOCATION HISTORY

Regulation G Reconciliation of GAAP to NON-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) The non-GAAP tables below disclose (a) the impact on diluted earnings per share of (1) tax expense attributed to enactment of the Tax Cuts and Jobs Act ("U.S. Tax Reform"), and (2) an adjustment to the carrying value of businesses held-for-sale, severance costs and consulting fees associated with the Company's Foundation for Growth Initiative ("FFG costs"), (b) the impact on operating income of FFG costs, and (c) the impact on segment operating income of FFG costs. Management believes adjusted net earnings, adjusted diluted earnings per share and adjusted operating income are important indicators of the Company’s business performance because they exclude items that may not be indicative of, or may be unrelated to, the Company’s underlying operating results, and provide a useful baseline for analyzing trends in the business. Non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. These adjusted financial measures should not be considered in isolation or as a substitute for reported net earnings, diluted earnings per share and operating income. These non-GAAP financial measures reflect an additional way of viewing the Company’s operations that, when viewed with the GAAP results and the following reconciliations to the corresponding GAAP financial measures, management believes provides a more complete understanding of the Company’s business.

Regulation G Reconciliation of GAAP to NON-GAAP Financial Measures

Regulation G Reconciliation of GAAP to NON-GAAP Financial Measures